UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2024, Francene LaPoint, Senior Vice President and Chief Accounting Officer of CVB Financial Corp. (“CVBF”) and its wholly-owned subsidiary, Citizens Business Bank (the “Bank,” and collectively with CVBF, the “Company”), gave notice of her intention to resign from the Company for another opportunity, effective November 22, 2024. Ms. LaPoint’s departure is not the result of a disagreement with the Company on any matter related to the Company’s financial statements, operations, policies or practices or any issues regarding accounting policies or practices.

Ms. LaPoint will remain with the Company through November 22, 2024 to help ensure an orderly transition to her successor. Ms. LaPoint was appointed as the Company’s Chief Accounting Officer in May 2021 after serving as the Company’s Controller since January 2012.

E. Allen Nicholson, the Company’s current Executive Vice President and Chief Financial Officer and the Company’s principal financial officer, will also serve as the Company’s principal accounting officer following the effective date of Ms. LaPoint’s resignation on an interim basis until a qualified successor is appointed. Certain biographical and other information regarding Mr. Nicholson is contained in the Company’s Annual Report on Form 10-K, “Item 1. Business—Executive Officers of the Company”, filed with the Securities and Exchange Commission (SEC) on February 28, 2024 and the Company’s Definitive Proxy Statement for its 2024 Annual Meeting of Shareholders, filed with the SEC on April 1, 2024, under the heading “Proposal 2: Advisory Resolution to Approve our Executive Compensation” which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: October 25, 2024	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer